Form N-CSR Item 13(b) Exhibit

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust II (the “Trust”) that:

(a)

the Annual Report of the Trust on Form N-CSR for the period ended January 31, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)	the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust for such period.

A signed original of this written statement required by section 906 has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.

Eaton Vance Municipals Trust II

Date: March 28, 2022

/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: March 28, 2022

/s/ Eric A. Stein
Eric A. Stein
President